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                                                                  EXHIBIT (j)(2)



                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen Reserve Fund.



/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 22, 2000